 Exhibit 99.2

Proven. Focused. Better Together. A Merger of Equals November 4, 2019

PROVEN. FOCUSED. BETTER TOGETHER. Disclaimer 2 Forward - Looking Statement This presentation contains certain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) with respect to First Horizon’s and IBERIABANK’s beliefs, plans, goals, expectations, and estimates. Forward - looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other de vel opments. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward” and other expressions that indicate future events and trends identify forward - looking statements. Forward - looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant busin ess, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of First Horizon and IBERIABANK, and many of which, with respect to future business decisions and actions, are subject to change and which could cause actual res ults to differ materially from those contemplated or implied by forward - looking statements or historical performance. Examples of uncertainties and contingencies inc lude factors previously disclosed in First Horizon’s and IBERIABANK’s respective reports filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the following factors, among others: the occurrence of an y e vent, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between First Horizon and IBERIABANK; the outcome of any legal proceedings that may be instituted against First Horizon or IBERIABANK; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not receiv ed or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the risk that any announcements relating to the proposed combination could have adverse eff ects on the market price of the common stock of either or both parties to the combination; the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a res ult of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where First Horizon and IBERIABANK do business; certain restrictions during the pendency of the merger that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than an ticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationsh ips , including those resulting from the announcement or completion of the transaction; First Horizon and IBERIABANK success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dil uti on caused by First Horizon’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of First Horizon and IBERIABANK. We caution that the foregoing list of important factors that may affect future results is not exhaustive. Additional factors th at could cause results to differ materially from those contemplated by forward - looking statements can be found in First Horizon’s Annual Report on Form 10 - K for the year ended December 31, 2018, and in its subsequent Quarterly Reports on Form 10 - Q filed with the SEC and available in the “Investor Relations” section of First Horizon’s website, http:// www.FirstHorizon.com , under the heading “SEC Filings” and in other documents First Horizon files with the SEC, and in IBERIABANK’s Annual Report on Form 10 - K for the year ended December 31, 2018, and in its subsequent Quarterly Reports on Form 10 - Q filed with the SEC and available in the “Investor Relations” section of IBERIABANK’s website, www.IBERIABANK.com , under the heading “Financials & Filings” and in other documents IBERIABANK files with the SEC. Important Other Information In connection with the proposed transaction, First Horizon will file with the SEC a registration statement on Form S - 4 to register the shares of First Horizon’s capital stock to be issued in connection with the proposed transaction. The registration statement will include a joint proxy statement of First Horizon and IBERIABANK which will be sent to the shareholders of First Horizon and IBERIABANK seeking their approval of the proposed transaction. This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS AND SHAREHOLDERS OF FIRST HORIZON AND IBERIABANK ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S - 4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHI N THE REGISTRATION STATEMENT ON FORM S - 4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS AN Y A MENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST HORIZON, IBERIABANK AND THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain a free copy of the registration statement, including the joint proxy statem ent /prospectus, as well as other relevant documents filed with the SEC containing information about First Horizon and IBERIABANK, without charge, at the SEC’s website ( http://www.sec.gov ). Copies of the registration statement, including the joint proxy statement/prospectus, and the filings with the SEC that wi ll be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Clyde A. Bi lli ngs Jr., First Horizon, 165 Madison Avenue, Memphis, TN 38103, telephone (901) 523 - 5679, or Jefferson G. Parker, IBERIABANK, 200 West Congress Street, Lafayette, LA 70501, telephone (504) 310 - 7314. Participants in the Solicitation First Horizon, IBERIABANK and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitat ion of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding First Horizon’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 11, 20 19, and certain of its Current Reports on Form 8 - K. Information regarding IBERIABANK’s directors and executive officers is available in its definitive proxy statement, which was filed with SEC on March 28, 2019, and certain of its Current Reports on Form 8 - K. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indi rec t interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as describ ed in the preceding paragraph.

PROVEN. FOCUSED. BETTER TOGETHER. 3 D. Bryan Jordan Chairman, President & Chief Executive Officer First Horizon Daryl G. Byrd President & Chief Executive Officer IBERIABANK William C. (BJ) Losch III Executive Vice President, Chief Financial Officer First Horizon Anthony J. Restel Vice Chairman, Chief Financial Officer IBERIABANK Presenters

PROVEN. FOCUSED. BETTER TOGETHER. Overview of Merger of Equals 4 Combined Company by the Numbers: $ 75Bn IN ASSETS $ 57Bn IN DEPOSITS $ 55Bn IN LOANS COMPELLING STRATEGIC BENEFITS Pro forma footprint is located in: 15 of the Top 20 Southern MSAs by population 11 states across combined footprint TX LA MS AL FL GA OK MO KY VA WV AR SC NC TN Strong cultural alignment with valued - based employee cultures, exceptional relationship - oriented customer service, community and socially - minded organizations Market - centric business models that allow bankers to deliver exceptional customer service and make locally - based decisions for their clients Well - diversified business mix with strong core deposit franchise and diversified loan portfolio Proven strong credit culture and risk management practices Enhanced scale provides resources to strengthen online and mobile platforms and transform products and services through advanced technology and innovation to provide an even better customer experience Well - regarded combined management team with significant experience leading regional banks and successful acquisition and integration experience EXPANSIVE GEOGRAPHIC REACH IN HIGH - GROWTH, ATTRACTIVE MARKETS THROUGHOUT THE SOUTH First Horizon IBERIABANK Headquarters

PROVEN. FOCUSED. BETTER TOGETHER. Proven. Focused. Better Together. 5 Premier Southern - Based Bank Complementary Market Position Diversified Business Mix Peer Leading Profitability Financially Attractive Experienced Leadership Team Merger of Equals

PROVEN. FOCUSED. BETTER TOGETHER. 6 Creating a Top - Tier Differentiated U.S. Banking Institution x Premier Southern banking institution with $75Bn in assets x Top 25 bank in the U.S . (1) x Strengthens competitive position in high - growth, attractive markets x Pro forma footprint located in 15 of top 20 Southern MSAs x Well - diversified revenue mix x Greater product offering and customer value proposition x Pro forma 18% ROATCE x Compelling operating performance with 51% Efficiency ratio x 10 % EPS growth for ’20E - ’21E x Value creation from synergies accrues to all shareholders x Double - digit earnings accretion to both parties x Increased capital generation x History of successfully executing and integrating M&A transactions x Comprehensive due diligence process led by senior leadership Diversified Business Mix Complementary Market Position Premier Southern - Based Bank Experienced Leadership Team Financially Attractive Peer Leading Profitability Long - Lived History, Common Culture and Shared Philosophy Position the Company for Success Source: SNL Financial Notes: 1. Based on U.S. deposit market share information per FDIC deposit data from SNL Financial

PROVEN. FOCUSED. BETTER TOGETHER. Combination Summary 7 • Merger of Equals • IBERIABANK merges into First Horizon • 100% stock consideration • Executive team based on a balanced mix of both teams • Daryl G. Byrd, Executive Chairman • D. Bryan Jordan, Chief Executive Officer • 17 members: − 9 First Horizon − 8 IBERIABANK • 56% First Horizon • 44% IBERIABANK • Memphis, TN • Approval of First Horizon and IBERIABANK shareholders • Customary regulatory approvals • Anticipated closing in 2Q 2020 • First Horizon • Fixed exchange ratio, set at - market based on November 1, 2019 close • IBERIABANK shareholders will receive 4.584 shares of FHN for each IBKC share Structure Ownership Exchange Ratio Name Executive Leadership Headquarters Board of Directors Timing and Approval

PROVEN. FOCUSED. BETTER TOGETHER. Balanced Board and Combined Executive Leadership Team Strong Industry Expertise, Common Cultures & Experience Integrating Large Transactions 8 Executive Leadership Team Board of Directors Executive Chairman Daryl Byrd Lead Director Colin Reed Board Split 9 FHN Bryan Jordan Chief Executive Officer William Losch Chief Financial Officer Anthony Restel Chief Operating Officer David Popwell President Specialty Banking Michael Brown President Regional Banking Tammy LoCascio Head of Human Resources Daryl Byrd Executive Chairman Beth Ardoin Chief Communications Officer Susan Springfield Chief Credit Officer Terry Akins Chief Risk Officer 8 IBKC Vernon Stafford Chief Audit Executive

PROVEN. FOCUSED. BETTER TOGETHER. 9 Complementary Franchises With Presence Across Attractive Markets Source: SNL Financial, Company Filings Notes: 1. Southern states include: Alabama, Arkansas, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Tenness ee, Texas and Virginia 2. Represents MSAs with population of at least 500,000 3. Based on U.S. deposit market share information per FDIC deposit data from SNL Financial Attractive Market Presence Major Southern MSAs Served (1)(2) 26 MSAs Top 5 Deposit Rank in Top 20 Pro Forma MSAs 60% (12 of 20) National Deposit Market Share Rank (3) #25 Rank Projected Population Growth (’19 - ’24E) 4.5% (25% faster than national average) Series 1 Series 2 Series 3 Series 4 Series 5 TX LA MS AL FL GA OK MO KY VA WV AR SC NC TN First Horizon IBERIABANK Expansive Geographic Footprint Enhancing Our Presence in High Growth Markets Memphis, TN New Orleans, LA Nashville, TN Miami, FL Orlando, FL Houston, TX Atlanta, GA Charlotte, NC Raleigh, NC Knoxville, TN Dallas, TX Tampa Bay, FL

PROVEN. FOCUSED. BETTER TOGETHER. 10 Source: SNL Financial Notes: 1. Represents 2020 estimated metrics as if merger impacts are fully phased - in for illustrative purposes 2. Capitalized value of net cost synergies based on annual after - tax cost synergies capitalized assuming an 11x P/E multiple less after - tax one - time merger expense 3. See slide 18 of this presentation for key assumptions 4. Includes estimated pro forma impacts of CECL during M&A purchase accounting 5. Represents 2021 estimates assuming the impact of cost savings are fully phased - in for illustrative purposes 6. Includes full impact of one - time merger expenses for illustrative purposes Attractive Scale, Profitability & Shareholder Value Creation $1Bn Value of Synergies (2) 56% 44% Market Cap $9Bn+ Assets $75Bn Deposits $57Bn ROAA (1) 1.4% ROATCE (1) 18% Efficiency Ratio (1) 51% GAAP With CECL (4) Current Accounting EPS Accretion to First Horizon (5) 16% 11% EPS Accretion to IBERIABANK (5) 22% 17% TBV per Share Impact (6) (5)% (3)% TBV Earnback Period (6) 2 Years 1.5 Years Dividend Accretion to IBERIABANK 43% 43% Peer Leading Profitability Significant Pro Forma Scale Shareholder Value Creation (3) Value of Cost Synergies Accrues to All Shareholders (2)

PROVEN. FOCUSED. BETTER TOGETHER. 13% 4% 8% 12% 16% 20% Top Tier Profitability Profile 11 0.4% 0.8% 1.2% 1.6% 40% 50% 60% 70% Source: SNL Financial Notes: 1. Combined peers include all major exchange - traded banks with assets between $50Bn and $ 150Bn 2. Represents 2020 estimated metrics as if merger impacts are fully phased - in for illustrative purposes 3. Based on estimated 2021 pro forma EPS assuming 75% cost savings phase - in and 2020 pro forma EPS assuming a 6/30/2020 closing dat e and 25% cost savings phase - in (50% for the remainder of the year) 1.4% (2) 1.1% 1.2% 18% (2) 16% 51% (2) 60% 55% Pro Forma Pro Forma Pro Forma Increased Return Profile Supports Stronger Incremental Capital Generation Over Time 0% 4% 8% 12% Median: 7% Median: 15% Median: 1.2% Pro Forma Median: 58% 10% (3) 5% 7% Efficiency Ratio (2020E) (1) ROATCE (2020E) (1) ROAA (2020E) (1) 2021E vs. 2020E EPS Growth Rate (1)

PROVEN. FOCUSED. BETTER TOGETHER. 12 Investing in Growth Together, First Horizon and IBERIABANK are well - positioned to leverage each institution’s strengths to serve customer needs Greater Size & Scale … … Allows for Investments in Growth & Transformation… …Which Makes First Horizon & IBERIABANK Better Together Digital and mobile strategies Evolving customer expectations Data analytics Treasury management Technology infrastructure AI and robotics • Provides enhanced and diversified income stream to drive future growth • Enables greater leverage in technology, marketing and overhead investment • Leverages enterprise - wide capabilities to augment seamless customer experience • Wider customer base • Expansive geographic footprint • Well - balanced product suite • Better product combination GREATER SCALE GREATER REACH Invest in technology Compete more effectively with the largest banks Enhance digital capabilities and back office infrastructure Realize synergistic benefits of complementary product offerings and expertise

PROVEN. FOCUSED. BETTER TOGETHER. Well - Diversified Revenue Streams 13 Source: SNL Financial Notes: 1. Based on LTM financial information Total Revenue Composition (1) Non - Interest Income Composition by Type (1) ~$800MM of Pro Forma Fee Income Fee Income 27% Net Interest Income 73% Service Charges and Fees 26% Fixed Income 31% Card, Electronic and ATM 8% Brokerage 8% Mortgage 9% Trust & Wealth Management 4% Title Insurance 3% BOLI 3% Other 9% Total Fee Income: ~$800MM Stable sources of revenue across differentiated products Appropriately scaled businesses Fee income mix positions us well in current environment Opportunities for cross - sell and expanded products ~$3.0Bn of Pro Forma Revenue

PROVEN. FOCUSED. BETTER TOGETHER. Complementary Loan Portfolio 14 Source: SNL Financial Notes: 1. Excludes the impact of purchase accounting adjustments 2. Certain loans, including credit card loans, equipment financing and corporate asset financing leases, are not classified by state 3. Composition by geography is based on 3Q 2019 data for IBERIABANK and 2Q 2019 data for First Horizon C&I 48% CRE 26% Residential 20% Home Eq. & Other 6% Tennessee 22% Florida 20% Texas 9% Louisiana 9% North Carolina 8% Georgia 4% Alabama 3% Other 25% Composition by Type Composition by Geography (2)(3) $55Bn in Pro Forma Loans (1) Yield on Loans: 4.9% Loans: $55Bn Loans: $55Bn Strong market - based relationships Differentiated specialty lending verticals Well - diversified geographic portfolio Balanced loan composition

PROVEN. FOCUSED. BETTER TOGETHER. $57Bn in Pro Forma Deposits (1) Strong Combined Deposit Franchise 15 Source: SNL Financial Notes: 1. Excludes the impact of purchase accounting adjustments 2. Composition by geography is based on FDIC deposit data from SNL Financial Noninterest Bearing 26% Interest Bearing Non - Time 59% Retail Time 11% Jumbo Time 4% Memphis 19% Nashville 9% Knoxville 6% Greater Tennessee 9 % Greater Florida 10% Lafayette 7% New Orleans 4% Greater Louisiana 5% Carolinas 9% Texas 3% Other 9% Tennessee 43% Florida 20% Louisiana 16% Miami 10% Cost of Deposits: 1.0% Composition by Type Composition by Geography (2) Deposits: $57Bn Deposits: $57Bn Balanced presence in high - growth and stable markets Commitment to key geographies and attractive MSAs Strong core deposit base Excess liquidity provides future growth pathway

PROVEN. FOCUSED. BETTER TOGETHER. Extensive Suite of Products & Capabilities Increases Customer Value Proposition for Combined Company Source: Company Fillings 16 Products & Capabilities Commercial Retail Other Opportunity to scale further on a combined basis, with potential for additional revenue opportunities First Horizon IBERIABA NKKey Products ProForma Commercial (C&I & CRE) Business Banking Asset Based Lending Mortgage Warehouse Lending Franchise Finance Healthcare Correspondent Banking Energy Lending Equipment Finance Sports & Entertainment Treasury Management Retail Branch Banking Credit Cards Wealth Management Mortgage Banking Small Business Banking Fixed Income Brokerage / Securities Title Insurance

PROVEN. FOCUSED. BETTER TOGETHER. Extensive Due Diligence Process 17 Comprehensive Due Diligence & Preparation Ability to Leverage Successful Integration History Disciplined & Experienced With M&A • Both First Horizon and IBERIABANK management and employees have significant acquisition and integration experience – Combined management team has successfully completed and integrated 17 bank M&A transactions over the last 10 years • Integration process will evaluate and reflect best practices and people at each bank Thorough Due Diligence Process • Comprehensive process led by First Horizon and IBERIABANK senior leadership teams – Significant alignment in credit philosophy, approach and risk appetite – Strong compliance culture throughout each organization • Collaborative , detailed review of both companies’ cost structure and expected synergies • Extensive credit due diligence performed by both companies, including thorough loan file review to assess risk appetite, underwriting practices, loan administration and risk rating accuracy – Strong familiarity between credit teams – Detailed file review of First Horizon’s and IBERIABANK’s loan portfolio • Large focus on interest rate risk sensitivity given current rate environment • Thorough review of all regulatory, compliance, legal and operational risks Proven - track record of s uccessful deal execution Demonstrated ability to retain key personnel Strong integration expertise from both parties Focus on customers throughout integration Thorough Due Diligence & Demonstrated M&A Track Record Will Lead to Successful Integration

PROVEN. FOCUSED. BETTER TOGETHER. Key Transaction Assumptions 18 • At - market, 100% stock transaction where IBERIABANK merges into First Horizon • First Horizon issues shares; fixed exchange ratio of 4.584 FHN shares for each IBKC share Consideration • Projections based on Wall Street consensus estimates Earnings Estimates Cost Savings • $170MM pre - tax cost savings (fully phased - in) − 9% of combined expenses (11% of combined expenses excluding First Horizon’s Fixed Income segment) − Represents 25% of IBERIABANK operating expenses • Estimated 25% phase - in for 2020, 75% in 2021, and 100% thereafter Merger Expenses • One - time merger expenses of $440MM pre - tax • Includes $20MM contribution to Louisiana First Horizon Foundation Core Deposit Intangible • 1.5% of non - time deposits • Amortized using sum - of - years digits over 10 - year period Loan Mark • Gross loan credit mark of 1.2% of IBERIABANK gross loans • Loan interest rate mark of 0.4% of IBERIABANK gross loans CECL Assumptions • Under CECL, loans separated into purchase credit deteriorated (PCD) and non - purchase credit deteriorated (non - PCD) − PCD Loans – The credit mark relating to PCD loans will be recorded as an allowance − Non - PCD Loans – Non - PCD loans are recorded net of credit and rate marks. The non - PCD loans also require an allowance to be established in addition to the purchase accounting discount. Represents ‘double - count’ of credit mark impact • Loan credit mark of 1.2% of gross loans is composed of: − 0.5 % PCD credit mark on gross loans − 0.7% non - PCD credit mark on gross loans; accreted back through income over the life of the loans (5 - years) • Day 2 CECL reserve of 1.0x non - PCD credit mark ( additional ’ double - count’ of 0.7% on gross loans); assumed at time zero Other FMV Adjustments • FMV adjustments assumed on other balance sheet items such as securities, brokered deposits, FHLB borrowings and others Revenue Synergies • Expected but not included in this modeling

PROVEN. FOCUSED. BETTER TOGETHER. Attractive Pro Forma Financial Impacts 19 Key Items GAAP with CECL (1) Current Accounting EPS Accretion to First Horizon (%) (2) 16% 11% EPS Accretion to IBERIABANK (%) (2) 22% 17% TBV per Share Impact (%) (3) (5)% (3)% TBV Earnback (Crossover) (Years) (3) 2 Years 1.5 Years Internal Rate of Return (%) 20% Return on Invested Capital (%) 13% Pro Forma Financial Impacts Pro Forma Operating Metrics Key Items Pro Forma ROAA (%) (Fully phased - in cost savings) 1.4% ROATCE (%) (Fully phased - in cost savings) 18% Efficiency Ratio (%) (Fully phased - in cost savings) 51% Common Equity Tier 1 Ratio (%) (At closing) 9.1% Dividend Accretion to IBERIABANK (%) 43% Notes: 1. Includes estimated pro forma impacts of CECL during M&A purchase accounting 2. Represents 2021 estimates assuming the impact of cost savings are fully phased - in for illustrative purposes 3. Includes full impact of one - time merger - related expenses

PROVEN. FOCUSED. BETTER TOGETHER. Value of Cost Synergies Accrues to All Shareholders 20 Notes: 1. Capitalized value of net cost synergies based on annual after - tax cost synergies capitalized assuming an 11x P/E multiple less after - tax one - time merger expenses Significant Potential Value Creation Summary of Cost Synergies IBKC $ 3.9Bn FHN $5.1Bn $1.0Bn $9.0Bn $10.0Bn 0 4 8 12 Standalone Market Capitalizations Capitalized Value of Net Cost Synergies Illustrative Combined Value • $170MM of pre - tax cost synergies (fully phased - in) – 9% of combined operating expenses – 11% of combined operating expenses, excluding Fixed Income • 12% 2 - mile branch overlap • Elimination of redundancies and duplication will enhance operating leverage going forward • Provides additional ability for reinvestment in technology – Pro forma emphasis on technology and digital strategies • Significant experience with successful M&A integrations and a history of executing on cost savings opportunities Total Cost Synergies: $170MM (1) +11% $Bn Staffing Efficiencies & Overhead Redundancies 50% Legacy Systems & Computer Services 30% Occupancy 10 % Other Expenses 10%

PROVEN. FOCUSED. BETTER TOGETHER. Significant Upside on a Pro Forma Basis Relative to Peer Banks Between $ 50 - 150Bn in Assets 21 Source: SNL Financial Notes: 1. Peers include all major exchange - traded banks with assets between $50Bn and $ 150Bn ; pro forma metrics represent 2020 estimated metrics as if merger impacts are fully phased - in for illustrative purposes Attractive Pro Forma Profitability Metrics Drives Significant Potential for Upside 18 16 15 Pro Forma Peer Top Quartile Peer Median 1.4 1.3 1.2 Pro Forma Peer Top Quartile Peer Median 51 56 58 Pro Forma Peer Top Quartile Peer Median 11.9x 11.0x Peer Top Quartile Peer Median 1.9x 1.6x Peer Top Quartile Peer Median ROATCE ( 2020E) (%) (1) ROAA (2020E) (%) (1) Efficiency Ratio (2020E) (%) (1) Price / 2020E EPS (x) (1) Price / TBV (x) (1)

PROVEN. FOCUSED. BETTER TOGETHER. Combination Provides Benefits to All Constituents 22 EMPLOYEES & CULTURE CUSTOMERS COMMUNITIES & ENVIRONMENT • Greater capabilities and expanded product suite • Enables company to make further investments in technology • Increased lending limits • More efficient go - to - market strategy • Extends expertise to larger number of clients • Combined company will have a $10Bn community benefit plan • Committed to the communities and markets that we serve • Establishing Louisiana First Horizon Foundation to continue supporting community development; expected $ 20MM initial contribution • Corporate social, environmental and governance responsibility is embedded in our culture • Consistent corporate cultures • Shared beliefs and company missions • Strong focus on community • Complementary businesses with a strong fit • Ability to make additional investments in organization • Strong risk management culture SHAREHOLDERS • Double - digit earnings accretion • Significant potential value creation; $1Bn capitalized value of net cost s ynergies • Benefits of synergies accrue to both sets of shareholders • Pro forma bank will have peer - leading returns profile • Meaningful scale and franchise value Together We Will Have a Combined $10Bn Community Benefit Plan

PROVEN. FOCUSED. BETTER TOGETHER. 23 Better Together

Additional Materials

PROVEN. FOCUSED. BETTER TOGETHER. Complementary Market Presence Throughout the South Footprint Has Significant Scale & Customer Reach in Major Markets 25 Source: SNL Financial; per FDIC data and shown pro forma for pending mergers Notes: 1. Memphis, TN and Lafayette, LA include First Horizon and IBERIABANK corporate deposits, respectively Top MSAs Deposits ($Bn) Branches (#) Avg. Deposits / Branch ($MM) Rank Memphis (1) 11.0 43 255 1 Miami 5.8 34 169 9 Nashville 5.3 44 121 5 Lafayette (1) 4.2 16 261 1 Knoxville 3.2 28 114 2 Chattanooga 2.3 18 128 1 New Orleans 2.2 22 102 5 Orlando 1.4 12 114 8 Houston 1.4 8 170 18 Naples 1.3 10 130 5 Atlanta 1.2 9 130 16 Raleigh 1.1 14 81 6 Key West 1.0 13 77 1 First Horizon IBERIABANK 2-Mile Branch Overlap: 12% Series 4 Series 5 TX LA MS AL FL GA OK KS MO KY VA WV AR SC NC TN Pro Pro Forma Geographic Footprint Forma MSAs with +$1Bn of Deposits

PROVEN. FOCUSED. BETTER TOGETHER. Strengthened Footprint in Large & Attractive Southern Markets Franchise Balanced Between High Growth Markets & Stable Markets 26 IBERIABANK Existing MSA x First Horizon Existing MSA x # MSA Name Population (2019) (000s) x 1 Dallas - Fort Worth - Arlington, TX 7,660 x x 2 Houston - The Woodlands - Sugar Land, TX 7,170 x x 3 Miami - Fort Lauderdale - Pompano Beach, FL 6,325 x 4 Atlanta - Sandy Springs - Alpharetta, GA 6,074 x 5 Tampa - St. Petersburg - Clearwater, FL 3,220 x 6 Charlotte - Concord - Gastonia, NC - SC 2,658 x 7 Orlando - Kissimmee - Sanford, FL 2,655 8 San Antonio - New Braunfels, TX 2,581 9 Austin - Round Rock - Georgetown, TX 2,236 x 10 Nashville - Davidson - Murfreesboro - Franklin , TN 1,955 11 Virginia Beach - Norfolk - Newport News, VA - NC 1,780 x 12 Jacksonville, FL 1,579 x 13 Raleigh - Cary, NC 1,394 x x 14 Memphis, TN - MS - AR 1,346 15 Richmond, VA 1,296 x 16 New Orleans - Metairie, LA 1,278 x 17 Birmingham - Hoover, AL 1,092 x x 18 Greenville - Anderson, SC 923 19 McAllen - Edinburg - Mission, TX 886 x 20 Knoxville, TN 870 4.5 3.6 Pro Forma Markets National Average 2019 – 2024 Projected Population Change (%) x Leading position in high growth Southern markets x Footprint supported by continued strength in stable markets x 67 MSAs served on a pro forma basis x 17% of pro forma deposits are in the Top 5 Southern MSAs x 27% of pro forma deposits are in the Top 10 Southern MSAs, with more than 61% of pro forma deposits in the Top 20 Southern MSAs Source: SNL Financial Notes: 1. Southern states include: Alabama, Arkansas, Florida , Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee, Texas and Virginia Key Highlights Operating in Rapidly Growing Markets Presence in 15 of Top 20 Southern MSAs (1)

PROVEN. FOCUSED. BETTER TOGETHER. Deposits Branches Avg. Dep. / Mkt. Sh. No. Top MSAs ($Bn) (#) Branch ($MM)Rank (%) 1 Memphis 11.0 43 255 1 34.4 2 Miami 5.8 34 169 9 2.3 3 Nashville 5.3 44 121 5 8.3 4 Lafayette 4.2 16 261 1 33.6 5 Knoxville 3.2 28 114 2 18.0 6 Chattanooga 2.3 18 128 1 22.8 7 New Orleans 2.2 22 102 5 6.3 8 Orlando 1.4 12 114 8 2.6 9 Houston 1.4 8 170 19 0.5 10 Naples 1.3 10 130 5 7.6 11 Atlanta 1.2 9 130 17 0.7 12 Raleigh 1.1 14 81 6 4.0 13 Key West 1.0 13 77 1 30.0 14 Cape Coral 0.9 13 71 6 5.6 15 Baton Rouge 0.9 6 150 5 4.4 16 Johnson City 0.8 7 119 1 26.6 17 Charlotte 0.8 14 59 9 0.4 18 Lake Charles 0.8 7 118 1 19.3 19 Birmingham 0.7 8 91 9 1.8 20 Hickory-Lenoir 0.7 11 63 4 14.2 Total - Top 20 47.0 337 140 Total - All 57.1 484 118 Deposits Branches Avg. Dep. / Mkt. Sh. No. Top States ($Bn) (#) Branch ($MM)Rank (%) 1 Tennessee 25.0 171 146 1 15.6 2 Florida 11.5 99 116 13 1.9 3 Louisiana 9.0 63 142 4 8.5 4 North Carolina 4.9 84 58 7 1.3 5 Texas 1.9 10 193 44 0.2 6 Alabama 1.4 14 103 10 1.3 7 Georgia 1.2 10 121 21 0.5 8 Arkansas 1.1 16 70 12 1.6 9 South Carolina 0.6 11 51 22 0.6 10 Mississippi 0.4 5 87 0 0.8 11 New York 0.1 1 105 236 0.0 Total 57.1 484 118 Top Pro Forma Geographies 27 Source: SNL Financial Pro Forma - Top States Pro Forma – Top 20 MSAs

PROVEN. FOCUSED. BETTER TOGETHER. Commitment to Our Communities Each Bank Has a Strong Dedication to the Communities & Markets in Which We Operate 28 We plan to continue our commitment to these and other important community initiatives Key Highlights Examples • Last year, First Horizon announced a five - year, $3.95Bn community benefit plan to increase access to financial resources and support to low and moderate income communities • In 2018, the First Horizon Foundation celebrated its 25 th anniversary – The Foundation has distributed more than $90MM in grants to nearly 1,200 nonprofits • First Horizon employees serve as board members of over 130 nonprofit organizations • Partnership with Operation Hope provides free financial education and counseling to youth, adults and small businesses at 29 Hope Inside locations • Corporate social responsibility is ingrained within the First Horizon organization and supporting communities is a business imperative of the company • In 2017, committed to a 5 - year, $6.7Bn community benefit plan to increase access to financial resources and support to low and moderate income communities • In 2018, the company had 15,000+ service hours, $46MM in public welfare investments, $7MM of contributions and $309MM of community development loans • IBERIABANK partners with multiple organizations to support communities • IBERIABANK also has a national Community Advisory Board • IBERIABANK is focused on making the world a better place; commitment to its associates, clients, communities, shareholders, and environment is embedded in its corporate culture and mission statement through diversity and inclusion best practices, strong governance and environmental efforts

PROVEN. FOCUSED. BETTER TOGETHER. ($MM) IBKC Est. TCE at Closing 2,851 Net Loan FMV Adjustments (5) (112) Other FMV Adjustments (59) Pre-Tax FMV Adjustments (171) Net DTA / (DTL) Created 34 After-Tax FMV Adjustments (137) Adjusted TBV (Pre-CDI) 2,713 Core Deposit Intangible 317 Net DTA / (DTL) Created (79) Adjusted TBV with CDI 2,951 Goodwill Created Purchase Price 3,912 Less: Adjusted TBV 2,951 Goodwill 961 Goodwill & Intangibles Created 1,278 Purchase Accounting Summary 29 Notes: 1. Includes the impact of estimated earnings, payment of dividends, suspension of repurchases through closing in connection with tr ansaction, estimate for Q1’20 CECL reserve adjustment increase and amortization of existing core deposit intangible 2. Includes merger consideration and purchase accounting adjustments 3. Includes full impact of one - time merger expenses for illustrative purposes 4. Assumes that provision expense for Day 2 CECL non - PCD reserve occurs in connection with time zero impacts 5. Includes loan credit and loan interest rate mark, net of IBKC reserve; IBKC reserve adjusted for estimated Q1’20 CECL reserve ad justment increase prior to closing Tangible Book Value per Share Build - Up (1) ($) $9.76 $0.42 $10.18 $0.36 $10.54 $(0.67) $9.87 $(0.23) $9.64 $8 $9 $10 $11 FHN Q3’19 Standalone Estimated Growth Through Close FHN Est. at Closing (Q2’20) Net Merger Consideration & FMV Impacts (A/T) Pro Forma TBVPS, Subtotal Full One-Time Merger Expenses (A/T) Pro Forma TBVPS, Subtotal Day 2 CECL Non-PCD Reserve (A/T) Pro Forma TBVPS Cumulative Impact Individual Component Impact (2) (3) (4) Calculation of Intangibles +3.6% (3.1)% (5.3)% (6.7)% (2.2)%

PROVEN. FOCUSED. BETTER TOGETHER. Excluding Accretion GAAP of Non-PCD Loan With CECL Credit Discount 2021 Estimates ($MM) ($MM) First Horizon Consensus Mean Standalone Earnings Estimate 508 508 IBERIABANK Consensus Mean Standalone Earnings Estimate 362 362 First Horizon Consensus Mean Standalone EPS ($) $1.68 $1.68 IBERIABANK Consensus Mean Standalone EPS ($) $7.31 $7.31 Transaction Adjustments (After-Tax) Cost Savings (as if Fully Phased-In) (1) 135 135 Core Deposit Intangible Amortization Expense from Transaction (41) (41) Add-Back of IBERIABANK Standalone Core Deposit Intangible Amortization Expense 8 8 Other Merger Related Adjustments (2) 31 31 Pro Forma Earnings Prior to Accretion of Non-PCD Loan Credit Discount 1,003 1,003 Accretion of Non-PCD Loan Credit Discount Under CECL 37 - Pro Forma Earnings 1,040 1,003 Pro Forma Average Diluted Shares 536 536 Pro Forma First Horizon EPS ($) $1.94 $1.87 First Horizon EPS Accretion ($) $0.26 $0.19 First Horizon EPS Accretion (%) 16% 11% Pro Forma IBERIABANK Exchange Ratio Adjusted EPS ($) $8.90 $8.58 IBERIABANK Exchange Ratio Adjusted EPS Accretion ($) $1.59 $1.27 IBERIABANK Exchange Ratio Adjusted EPS Accretion (%) 22% 17% Earnings per Share Impact 30 Notes: 1. Includes the impact of fully phased-in cost savings estimates for illustrative purposes 2. Includes impacts of all other merger adjustments, such as other amortizing or accreting rate marks Earnings per Share Impact Build-Up ADDITIONAL MATERIALS Excluding Accretion GAAP of Non-PCD Loan With CECL Credit Discount 2021 Estimates ($MM) ($MM) First Horizon Consensus Mean Standalone Earnings Estimate 508 508 IBERIABANK Consensus Mean Standalone Earnings Estimate 362 362 First Horizon Consensus Mean Standalone EPS ($) $1.68 $1.68 IBERIABANK Consensus Mean Standalone EPS ($) $7.31 $7.31 Transaction Adjustments (After-Tax) Cost Savings (as if Fully Phased-In) (1) 135 135 Core Deposit Intangible Amortization Expense from Transaction (41) (41) Add-Back of IBERIABANK Standalone Core Deposit Intangible Amortization Expense 8 8 Other Merger Related Adjustments (2) 31 31 Pro Forma Earnings Prior to Accretion of Non-PCD Loan Credit Discount 1,003 1,003 Accretion of Non-PCD Loan Credit Discount Under CECL 37 - Pro Forma Earnings 1,040 1,003 Pro Forma Average Diluted Shares 536 536 Pro Forma First Horizon EPS ($) $1.94 $1.87 First Horizon EPS Accretion ($) $0.26 $0.19 First Horizon EPS Accretion (%) 16% 11% Pro Forma IBERIABANK Exchange Ratio Adjusted EPS ($) $8.90 $8.58 IBERIABANK Exchange Ratio Adjusted EPS Accretion ($) $1.59 $1.27 IBERIABANK Exchange Ratio Adjusted EPS Accretion (%) 22% 17%